Certain confidential information contained in this document, marked by “[***]”, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential.

EXECUTION        Exhibit 10.1.4
FAMSR
EXCESS SPREAD PARTICIPATION AGREEMENT
Dated as of November 14, 2025
by and between
LOANDEPOT.COM, LLC
as the Company
and
LOANDEPOT.COM, LLC
as the Initial Participant
This FAMSR EXCESS SPREAD PARTICIPATION AGREEMENT, dated as of November 14, 2025 (the “Effective Date”) (as may be amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), is made by and between LOANDEPOT.COM, LLC (the “Company”) and LOANDEPOT.COM, LLC (the “Initial Participant”). Capitalized terms used herein have the meanings specified in Section 1.
W I T N E S S E T H:
WHEREAS, the Company owns and may from time to time originate, or acquire from third parties, Servicing Rights (the Servicing Rights related to the Portfolio, all of which are participated pursuant to this Agreement and in accordance with the Fannie Mae Lender Contract, the “Covered MSRs”);
WHEREAS, the Covered MSRs consist of the right to receive, among other things, Excess Spread;
WHEREAS, in order to obtain greater liquidity, the Company desires to create a Participation Interest in the Excess Spread relating to the Covered MSRs pursuant to which the holder of the Participation Interest will be entitled to receive an undivided interest in the Excess Spread payable to the Company with respect to the Covered MSRs under the Fannie Mae Lender Contract;
WHEREAS, the Company and the Initial Participant desire to enter into this Agreement to memorialize the terms and conditions under which the Participation Interest is created; and
WHEREAS, the Initial Participant intends to sell the Participation Certificate to loanDepot FAMSR Master Trust, as repo buyer (in such capacity, the “Buyer”), pursuant to that certain Master Repurchase Agreement, dated as of November 14, 2025, between the Company and the Buyer (as may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”).
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:
Section 1.Definitions. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Master Repurchase Agreement or the Base Indenture, as applicable. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term “or” has the inclusive meaning represented by the term “and/or”, and the term “including” is not limiting. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below. Any capitalized terms defined in the body of this Agreement but not listed below shall have the meaning ascribed to such capitalized terms in the body of this Agreement.
“Accredited Investor” shall have the meaning assigned to such term in Section 5(e).
“Acknowledgment Agreement” means the Acknowledgment Agreement, dated as of November 14, 2025, among Fannie Mae, the Company, the Issuer, the Administrative Agent and the Indenture Trustee.
“Advance Reimbursement Amounts” means any amount which the Servicer collects on a Mortgage Loan, withdraws from a custodial account or receives from any successor servicer or Fannie Mae pursuant to the Fannie Mae Guide, as reimbursement for advances in its capacity as Servicer with respect to the Portfolio (including any reimbursements made to Servicer with respect to any REO Property).
“Administrative Agent” means Nomura Corporate Funding Americas, LLC or any or any party identified as an “Administrative Agent” pursuant to the terms of the Base Indenture.
“Agreement” shall have the meaning assigned to such term in the preamble.
“Ancillary Income” means all income derived from a Mortgage Loan subject to the Portfolio (other than payments or collections in respect of principal, interest, escrow payments and prepayment penalties attributable to such Mortgage Loan) and to which the Company or any subservicer, as the servicer or subservicer of the Mortgage Loan, is entitled to in accordance with the Fannie Mae Guide, including (i) all late charges, fees received with respect to checks or bank drafts returned by the related bank for insufficient funds, assumption fees, optional insurance administrative fees, all interest, income, or credit on funds deposited in the escrow accounts and custodial accounts or other receipts on or with respect to such Mortgage Loan (subject to Applicable Law and the Fannie Mae Lender Contract), and (ii) reconveyance fees, subordination fees, speedpay fees, mortgage pay on the web fees, automatic clearing house fees, demand statement fees, modification fees, if any, and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable by the mortgagor under Applicable Law or pursuant to the terms of the related Mortgage Note, to the Servicer or any subservicer, as servicer or subservicer of the Mortgage Loans, including incentive amounts payable in connection with Mortgage Loan modifications and other loss mitigation activities.
“Applicable Laws” means laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA Patriot Act of the United States.
“Base Indenture” means that certain Base Indenture, dated as of November 14, 2025, among loanDepot FAMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, the Company, as administrator and as servicer and the Administrative Agent, as may be amended, restated, supplemented, or otherwise modified from time to time.
“Base Servicing Fee” means, for any Portfolio Mortgage Loan and each Collection Period, a monthly fee equal to the product of (i) the aggregate outstanding principal balance of the Portfolio Mortgage Loan as of the first day of such Collection Period and (ii) one-twelfth of the related Base Servicing Fee Rate.
“Base Servicing Fee Rate” means, for any Portfolio Mortgage Loan, a per annum rate no less than [***] basis points.
“Business Day” means any day other than (i) a Saturday or Sunday or (ii) any other day on which national banking associations or state banking institutions in New York, New York, the State of California, the city and state where the Corporate Trust Office is located or the Federal Reserve Bank of New York, are authorized or obligated by law, executive order or governmental decree to be closed.
“Buyer” shall have the meaning assigned to such term in the preamble.
“Collection Period” means, with respect to each Transaction Remittance Date, the calendar month preceding the month in which such Transaction Remittance Date occurs.
“Company” shall have the meaning assigned to such term in the preamble.
“Covered MSRs” shall have the meaning assigned to such term in the preamble.

“Corporate Trust Office” means the corporate trust office of the Indenture Trustee.

“Effective Date” shall have the meaning assigned to such term in the preamble.
“Excess Spread” means, with respect to the Portfolio, the excess of the Servicing Fee with respect to any Collection Period over the related Base Servicing Fee with respect to such Collection Period.
“Excess Yield” shall mean with respect to each Mortgage Loan that is a Released Excess Yield Mortgage and each monthly payment period for the pools relating to such Released Excess Yield Mortgage, the interest-rate cash flow that remains after subtracting the sum of (i) the applicable pass-through rate for the security backed by the related pool (such security, the “MBS”) multiplied by the unpaid principal balance of such Released Excess Yield Mortgage and divided by 12, (ii) the guaranty fee rate applied to that mortgage loan in connection with the MBS multiplied by the unpaid principal balance of such Released Excess Yield Mortgage and divided by 12, (iii) the Minimum Servicing Spread multiplied by the unpaid principal balance of such Released Excess Yield Mortgage and divided by 12 and (iv) the premium amounts for lender-purchased mortgage insurance, if any, required to be paid by the Company from interest amounts payable on that mortgage loan multiplied by the unpaid principal balance of such Released Excess Yield Mortgage and divided by 12.
“Excess Yield Transaction” shall mean a transaction in which the Company conveyed Excess Yield to Fannie Mae to be set aside into a Fannie Mae SMBS trust in exchange for SMBS Certificates.
“Excess Yield Transaction Date” shall mean August 30, 2023.
“Indenture Trustee” means Citibank, N.A., not in its individual capacity but solely in its capacity as indenture trustee under the Base Indenture.
“Initial Participant” shall have the meaning assigned to such term in the preamble.
“Issuer” means loanDepot FAMSR Master Trust, in its capacity as issuer under the Base Indenture.
“Master Repurchase Agreement” shall have the meaning assigned to such term in the recitals.
“Minimum Servicing Spread” shall mean, with respect to each Released Excess Yield Mortgage, on a per annum basis, a minimum servicing fee rate equal to [***]%.

“Mortgage” means, with respect to a Mortgage Loan, a mortgage, deed of trust or other security instrument encumbering a fee simple interest in real property securing a Mortgage Note.
“Mortgage Loan” means a loan secured by a Mortgage on real property. A Mortgage Loan includes the Mortgage Loan Documents, the monthly payments, any principal payments or prepayments, any related escrow accounts, the mortgage servicing rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.
“Mortgage Loan Documents” means the Mortgages, Mortgage Notes, assignments and any documents between the mortgagor and the applicable borrower related to the Mortgage Loan.
“Mortgage Note” means the promissory note or other evidence of indebtedness of a mortgagor that is secured by a Mortgage under a Mortgage Loan, and all amendments, modifications and attachments thereto.
“Participant” shall mean the Initial Participant or any subsequent holder of a Participation Interest in accordance with the terms hereof.
“Participation Certificate” shall mean the participation certificate in the form of Exhibit B attached hereto, which evidences a Participation Interest.
“Participation Certificate Register” shall have the meaning assigned to such term in Section 20.
“Participation Certificate Registrar” shall have the meaning assigned to such term in Section 20.
“Participation Interest” shall mean a participating beneficial ownership interest (of the type and nature contemplated by 11 U.S.C. § 541(d) of the United States Bankruptcy Code) in the Excess Spread, and proceeds thereof together with the other rights and privileges specified in this Agreement as evidenced by the issuance of the Participation Certificate.
“Portfolio” means all of the loans which are now being serviced or which may later be serviced by the Servicer pursuant to the Fannie Mae Lender Contract that are subject to the Subordination of Interest Agreement and the Acknowledgment Agreement; provided, that the Portfolio does not include Excess Yield pertaining to any Released Excess Yield Mortgage. For the avoidance of doubt, the Portfolio shall include, but is not limited to, those Mortgage Loans identified and listed on Schedule I to the Participation Certificate (subject to the provisions of Section 3). “Portfolio Mortgage Loan” means a Mortgage Loan that is included in the Portfolio.

“QIB” shall have the meaning assigned to such term in Section 11.
“Released Excess Yield Mortgage” shall mean each Portfolio Mortgage Loan, the Excess Yield of which is subject to an Excess Yield Transaction.
“REO Property” means a mortgaged property in which the owner of the related Mortgage Loan has acquired title to such mortgaged property through foreclosure or by deed in lieu of foreclosure.
“Retained Portfolio Mortgage Loan” shall mean from and after the applicable Excess Yield Transaction Date, any Portfolio Mortgage Loan which is (a) not a Released Excess Yield Mortgage, or (b) a Released Excess Yield Mortgage, but only to the extent of the Company’s remaining interest in the servicing rights regarding such Released Excess Yield Mortgage after removal of the related Excess Yield.
“Rule 144A” shall have the meaning assigned to such term in Section 11.
“Securities Act” shall have the meaning assigned to such term in Section 5(e).
“Servicer” means the Company in all its capacities as a Fannie Mae approved seller/servicer under the Fannie Mae Lender Contract and as servicer under the Fannie Mae Lender Contract for the Portfolio, and any successor servicer approved by Fannie Mae under the Fannie Mae Lender Contract.
“Servicing Fee” means, with respect to any Mortgage Loan, the aggregate monthly fee payable to the Servicer in servicing such Mortgage Loan pursuant to the Fannie Mae Lender Contract, not including any Ancillary Income or Advance Reimbursement Amounts.
“Servicing Rights” or “MSR” means, with respect to each Mortgage Loan, the indivisible, conditional, non-delegable contract right and obligation to do any and all of the following: (a) service and administer such Mortgage Loan; (b) collect any payments or monies payable or received for servicing such Mortgage Loan; (c) collect any late fees, assumption fees, penalties or similar payments with respect to such Mortgage Loan; (d) enforce the provisions of all agreements or documents creating, defining or evidencing any such servicing rights and all rights of the servicer thereunder, including any clean-up calls and termination options; (e) collect and apply any escrow payments or other similar payments with respect to such Mortgage Loan; (f) control and maintain all accounts and other rights to payments related to any of the property described in the other clauses of this definition; (g) possess and use any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to such Mortgage Loan or pertaining to the past, present or prospective servicing of such Mortgage Loan; and (h) enforce any and all rights, powers and privileges incident to any of the foregoing, provided, however, MSRs shall not include any Advance Reimbursement Amounts.

“SMBS Certificates” shall mean Fannie Mae Stripped Mortgage-Backed Securities.
“Subordination of Interest Agreement” means the Subordination of Interest Agreement, dated as of November 14, 2025, among Fannie Mae, the Company and the Issuer.
“Transaction Remittance Date” means each Business Day, or such other day as may be agreed upon by the Company and the Participant.
“Transfer” shall have the meaning assigned to such term in Section 11.
“WSFS” shall have the meaning assigned to such term in Section 26.
Section 2.Intent; Creation of Participation Interest; Termination of Participation Interest.
(a)In order to obtain greater liquidity, the Company desires to create a Participation Certificate, which represents a Participation Interest in the Excess Spread.
(b)From time to time, upon mutual agreement of the Company and the Initial Participant (including regarding any compensation to be exchanged in connection therewith), the Company may remove or replace Mortgage Loans in the Portfolio subject to the restrictions of the Base Indenture relating to a Permitted Disposition (if applicable). The Company and the Initial Participant shall cooperate to promptly update Schedule I to the Participation Certificate (which may be maintained in electronic form) to reflect any such removal or replacement (if applicable). The Company shall maintain at all times a record of all Covered MSRs.
(c)Simultaneously with the execution hereof, the Company will issue the Participation Certificate in the form of Exhibit B hereto, in the name of the Initial Participant, dated the Effective Date and evidencing a Participation Interest in the Excess Spread with respect to the Portfolio as it exists on the Effective Date, as further described in Schedule I to the Participation Certificate. Thereafter, Participant shall be deemed the owner of the Participation Interest described therein. During the term of the Master Repurchase Agreement, there shall only be one Participation Certificate issued hereunder, unless otherwise consented to in writing by the Buyer and Fannie Mae.
(d)Administration of the Excess Spread shall be governed by the terms of this Agreement and the Fannie Mae Lender Contract, and the servicing and administration of the underlying Mortgage Loans and/or REO Properties that support the Excess Spread shall be subject in all respects to the provisions of this Agreement and the Fannie Mae Lender Contract. The Company shall retain record legal title to any payments, distributions and other collections on the Excess Spread, in its capacity as the owner of the Covered MSRs, but subject to the Participation Interest, and each Participant shall only be deemed to be in privity with the Company and in no event whatsoever shall any Participant be construed to be in privity with any underlying investor or owner of any Mortgage Loan.
(e)During the term of the Master Repurchase Agreement, including following a default thereunder, the Participant may, in its sole discretion, terminate the Participation Interest created pursuant to this Agreement by delivery of written notice to the Company; provided, that, such termination shall be subject to the Buyer’s continuing lien under the Master Repurchase Agreement on the Covered MSRs and such other rights afforded the Buyer with respect thereto.
Section 3.Removal of Covered MSRs. From time to time, the Company may remove Covered MSRs from the Portfolio in accordance with the terms set forth in the Base Indenture. The Company and the Participant shall cooperate to promptly update the schedule to the Participation Certificate to reflect any such removal. In accordance with such removal, which removal may occur prior to a transfer of economic interests, the Company and the Participant acknowledge that there may be a discrepancy between the timing of such removal and the transfer of Covered MSRs to a prospective buyer, as well as recognition thereof by Fannie Mae’s systems. The Participant shall execute any instruments of release as may be reasonably required by the Company in connection with such removal.
Section 4.Collections and Cash Proceeds. In the event that the Company receives any amounts on account of Excess Spread or Cash Proceeds (to the extent required to avoid an Event of Default and to ensure that the VFN Principal Balance for the related Outstanding VFN does not exceed the related Maximum Permitted Amount), the Company shall or shall cause its designee to remit such amounts on the related Transaction Remittance Date as directed by the Participant in writing on or prior to the date such distribution is made; provided that, during the term of the Master Repurchase Agreement, any remittances shall be made in accordance with the deposit and remittance requirements as set forth in Sections 2.12 and 6.12 of the Master Repurchase Agreement.
Section 5.Representations and Warranties of Each Participant. Each Participant represents and warrants to the Company, as of the Effective Date and as of the date of any Transfer, and it is specifically understood and agreed, that:
(a)Such Participant is duly organized and validly existing under the laws of the jurisdiction of its formation.
(b)The execution and delivery of this Agreement by such Participant, and the performance of, and compliance with, the terms of this Agreement by such Participant, will not violate such Participant’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.
(c)Such Participant has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.
(d)Such Participant has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Participation Interest or the consummation of any of the transactions contemplated herein.
(e)Such Participant is either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and is acquiring the Participation Interest for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act or (B) an “accredited investor” within the meaning of Rule 501 under the Securities Act (an “Accredited Investor”) that is acquiring the Participation Interest for its own account or for the account of one or more Accredited Investors, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act, provided that the provisions of this Section 5(e) did not apply with respect to the Transfer from the Initial Participant to the Buyer pursuant to the Master Repurchase Agreement.
The representations and warranties of each Participant contained in this Section 5 are personal to such Participant and no successor or assign of such Participant shall have any liability therefrom.
Section 6.Representations and Warranties of Company. The Company, as of the date hereof and as of the date of any addition of Mortgage Loans to the Portfolio, hereby represents and warrants to, and covenants with, each Participant that:

(a)The Company is a limited liability company duly organized, existing and in good standing under the laws of the State of Delaware and will remain the same.
(b)The execution and delivery of this Agreement by the Company, and the performance of, and compliance with, the terms of this Agreement by the Company, will not violate the Company’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement.

(c)The Company has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.
(d)The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Participation Interest or the consummation of any of the other transactions contemplated hereby.
(e)The Company is, and will remain, in compliance with all federal, state and local laws, regulations and orders applicable to the Company and its assets to the extent material to this Agreement.
(f)Neither the Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Participation Certificate, any interest in the Participation Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Participation Certificate, any interest in the Participation Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Participation Certificate, any interest in the Participation Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Participation Certificate under the Securities Act or which would render the disposition of the Participation Certificate a violation of Section 5 of the Securities Act or require registration pursuant thereto. The foregoing representations and warranties of the Company shall survive (i) the delivery and Transfer of a Participation Interest and Participation Certificate to each Participant and (ii) any transfer by the Company of its rights hereunder.
Section 7.Servicing and Other Matters.

(a)Company’s Duties With Respect to Servicing.
(i)The Company agrees for the benefit of the Participant to service the related Mortgage Loans at all times in strict accordance in all material respects with the Fannie Mae Lender Contract and the Fannie Mae Guide. In connection with the Mortgage Loans related to the Participation Certificate, the Company shall not, without the express written consent of the Participant (which consent may be withheld in its absolute discretion), (a) terminate or amend any Covered MSRs, or (b) enter into any termination, modification, waiver or amendment of the Fannie Mae Lender Contract.

Notwithstanding anything to the contrary herein or any of the other Program Agreements, it is understood by the parties that Fannie Mae has the absolute and unconditional right to modify the Fannie Mae Lender Contract at any time.
(ii)Under no circumstances shall the Participant be responsible for the servicing acts and omissions of the Company or any other servicer, subservicer or any originator of the Mortgage Loans, or for any servicing related obligations or liabilities of any servicer under the Fannie Mae Lender Contract or the Fannie Mae Guide or any Person under the Mortgage Loan Documents, or for any other obligations or liabilities of the Company.
(iii)Upon the termination of the Company as seller or servicer under the Fannie Mae Lender Contract or the Fannie Mae Guide, the Company shall remain liable to the Participant and the applicable loan owner or master servicer for all liabilities and obligations incurred by the Company while the Company was acting as the servicer thereunder.
(b)Base Servicing Fees. The Company agrees that, notwithstanding the provisions of the Fannie Mae Lender Contract, as between the parties hereto, the Company shall be entitled to Servicing Fees on the Portfolio only to the extent of the applicable Base Servicing Fee and only to the extent that funds are available for the payment of such Base Servicing Fee. Under no circumstances shall the Participant be liable to the Company for the payment of any Base Servicing Fee.
Section 8.Independent Analysis of Each Participant. Each Participant acknowledges that it has, independently and without reliance upon the Company and based on such documents and information as such Participant has deemed appropriate, made the Participant’s own credit analysis and decision to purchase the Participation Interest. Each Participant hereby acknowledges that the Company has made no representations or warranties with respect to the Excess Spread or the Participation Interest (except as set forth hereinabove or otherwise in the Program Agreements), and subject to the terms and provisions of this sentence, that the Participant assumes all risk of loss in connection with its Participation Interest.

Section 9.No Creation of a Partnership. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the Company with any Participant, a partnership, association, joint venture or other entity.

Section 10.Article 8 Opt-In. The Company hereby irrevocably elects that the Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.

Section 11.Sale of Each Participant’s Interest. Each Participant agrees that it will not sell, assign, transfer, pledge, syndicate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its Participation Interest (a “Transfer”) without the prior written consent of the Company; provided, that the Initial Participant hereby intends to effectuate a Transfer to the Buyer pursuant to the Master Repurchase Agreement, and both the foregoing Transfer and any subsequent Transfer contemplated or permitted by the Program Agreements shall not require such consent. No other transfer of the Participation Certificate shall be made unless (A) such transfer is to a Person that (i) the transferor believes is a qualified institutional buyer (a “QIB”) as defined in Rule 144A (“Rule 144A”) under the Securities Act and is aware that the transferor of the Participation Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring the Participation Certificate for its own account or for the account of one or more QIBs for whom it is authorized to act and (ii) is also a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act and (B) a fully-executed Assignment and Assumption, in the form attached to Exhibit B to this Agreement is delivered to the Participation Certificate Registrar. The registered Participant shall have the right to inspect the Participation Certificate Register, subject to such reasonable regulations as the Participation Certificate Registrar shall prescribe. The person listed as the owner of the Participation Certificate on the Participation Certificate Register shall be treated as the Participant for purposes of this Agreement and otherwise. Upon surrender for registration of transfer of a Participation Certificate to the Participation Certificate Registrar, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Participation Certificates.

Section 12.No Pledge or Loan. This Agreement is intended to effect the creation of a Participation Interest and shall not be deemed to represent a pledge of any interest of the Company to any Participant, or a loan from any Participant to the Company. Notwithstanding the parties’ stated intent, in the event that the sale of the Participation Interest hereunder shall be re-characterized to be a loan, the Company, as security for the performance by it of its obligations hereunder, hereby grants, assigns and pledges to the Participant a fully perfected first priority security interest in all of Company’s right, title and interest in, to and under the related Excess Spread, whether now owned or hereafter acquired, now existing or hereafter created and wherever located.

Section 13.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO

CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN). EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 14.SUBMISSION TO JURISDICTION; WAIVERS . EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS, FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 15.Modifications. Except as expressly provided herein, this Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by the parties hereto.

Section 16.Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Except for transferees of Transfers permitted pursuant to the terms hereof, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto.

Section 17.Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. The parties agree that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

Section 18.Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

Section 19.Notices. All notices required hereunder shall be given by telephone (confirmed in writing) or shall be in writing and personally delivered or sent by facsimile transmission, reputable overnight delivery service or certified United States mail, postage prepaid, and addressed to the respective parties at their addresses set forth on Exhibit A or otherwise as informed to the other parties by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or the expiration of the fourth day following the date of mailing.

Section 20.Participant Register. The ownership of the Participation Interest shall be registered on a record of ownership located in the United States (the “Participation Certificate Register”) maintained by the Company (the “Participation Certificate Registrar”). The Participation Certificate Register shall contain the name and address of the holder of the Participation Certificate and the name and address of any transferee of such Participation Certificate, together with wire instructions for such holder or transferee, of which the Participation Certificate Registrar has received actual notice, which requirements are intended to comply with U.S. Treasury regulations section 5f.103-1(c). Subject to the Transfers contemplated in Section 11 hereof, the Participation Certificate shall be registered as to its percentage Participation Interest and may be transferred to any third person only by surrendering such Participation Certificate to the Participation Certificate Registrar and the issuance of a new Participation Certificate to the transferee in compliance with the requirements of this Agreement, which is intended to comply with U.S. Treasury regulations section 1.871-14(c). The Participation Certificate Register shall be available for inspection from time to time during normal business hours and upon reasonable prior notice to the Participation Certificate Registrar. The Participation Certificate is intended to qualify as a “pass-through certificate” within the meaning of U.S. Treasury Regulations Section 1.871-14(d). Notwithstanding anything else in this Agreement to the contrary, the right to receive payments with respect to a Participation Interest hereunder may be transferred only if the Transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. The Participants shall be entitled to treat the registered holder of the Participation Interest (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in the Participation Interest or hereunder on the part of any other person or entity.

Section 21.Third Party Costs. The Company agrees to pay the reasonable out of pocket costs of Participant related (i) to the negotiation, execution, and closing of the transactions contemplated by this Agreement and (ii) the ongoing administrative costs of the Participant related to the tracking, reporting and administration of the investments made pursuant to this Agreement.

Section 22.Tax Information. To facilitate each Participant’s annual tax reporting, if any, the Company shall provide to such Participant the relevant IRS Form 1065 K-1s and other necessary tax information, provided to the Company, which corresponds to all of such Collections arising from or related to a Participation Interest.
Section 23.Conflicts. In the event of any conflict between the terms of this Agreement and the Master Repurchase Agreement the terms of the Master Repurchase Agreement shall prevail.

Section 24.Conditions Precedent Satisfied. In order for this Agreement to be effective, the Participant shall have delivered to the Company the Participation Certificate in the form of Exhibit B attached hereto.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company and the Initial Participant have caused this Agreement to be duly executed as of the day and year first above written.
LOANDEPOT.COM, LLC, as the Company
By:/s/ David Hayes
Name:    David Hayes
Title:    CFO
LOANDEPOT.COM, LLC, as the Initial Participant
By:/s/ David Hayes
Name:    David Hayes
Title:    CFO

Signature Page to Participation Agreement (FAMSR)

EXHIBIT A

NOTICE ADDRESSES
Company:
LOANDEPOT.COM, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: [***]
Phone Number: [***]
E-mail: [***]
With a copy to:
LOANDEPOT.COM, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: General Counsel
Email: [***]

Participants:
As set forth in the Participation Certificate Register.

Exhibit A

EXHIBIT B

FORM OF

PARTICIPATION CERTIFICATE
This is a participation interest certificate (“Participation Certificate”) evidencing a participation interest granted to the Participant (as defined herein) in the Excess Spread with respect to the Covered MSRs related to the Mortgage Loans with respect to which LOANDEPOT.COM, LLC is the servicer of record, including those identified on Schedule I attached hereto (but specifically excluding those noted as excluded on Schedule I), as such schedule may be amended from time to time in accordance with, and as more particularly described in, the FAMSR Excess Spread Participation Agreement, dated as of November 14, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Participation Agreement”), by and between LOANDEPOT.COM, LLC (the “Company”) and LOANDEPOT.COM, LLC (the “Initial Participant”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Participation Agreement.
Pursuant to the terms of the Participation Agreement and the Master Repurchase Agreement, the Company hereby grants a Participation Interest in the Excess Spread to Citibank, N.A., not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) and for the benefit and security of the Noteholders (as such term is defined in the Base Indenture, dated as of November 14, 2025, among loanDepot FAMSR Master Trust, as the issuer, Indenture Trustee, Citibank, N.A., as calculation agent, as paying agent and as securities intermediary, Company, as administrator and servicer, and Nomura Corporate Funding Americas, LLC, as the administrative agent, as amended, restated, supplemented or otherwise modified from time to time) and the Indenture Trustee (as the registrant for collateral purposes of loanDepot.com, LLC, as the Initial Participant, the “Participant”):
Certificate No. 1    Percentage Interest: 100%
THIS PARTICIPATION CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS PARTICIPATION CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THE PARTICIPATION AGREEMENT.
The Company hereby irrevocably elects that this Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.
Exhibit B

This Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement, as to each of which the holder of this Participation Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound.
This Participation Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without regard to conflicts of law principles (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, which shall govern), and the obligations, rights and remedies of the holder hereof shall be determined in accordance with such laws.
THE PARTICIPATION INTEREST (AS DEFINED IN THE PARTICIPATION AGREEMENT) EVIDENCED BY THIS PARTICIPATION CERTIFICATE AND THE INTERESTS OF THE HOLDER THEREOF IN THE EXCESS SPREAD IS SUBJECT AND SUBORDINATE TO ALL RIGHTS, POWERS, AND PREROGATIVES OF THE FEDERAL NATIONAL MORTGAGE ASSOCIATION (“FANNIE MAE”) UNDER AND IN CONNECTION WITH (I) THE TERMS AND CONDITIONS OF THAT CERTAIN ACKNOWLEDGMENT AGREEMENT, BY AND AMONG FANNIE MAE, THE COMPANY, AND NOMURA CORPORATE FUNDING AMERICAS, LLC, AND (II) THE MORTGAGE SELLING AND SERVICING CONTRACT, THE FANNIE MAE SELLING GUIDE, THE FANNIE MAE SERVICING GUIDE AND ANY SUPPLEMENTAL SERVICING INSTRUCTIONS OR DIRECTIVES PROVIDED BY FANNIE MAE, ALL APPLICABLE MASTER AGREEMENTS, RECOURSE AGREEMENTS, REPURCHASE AGREEMENTS, INDEMNIFICATION AGREEMENTS, LOSS-SHARING AGREEMENTS, AND ANY OTHER AGREEMENTS BETWEEN FANNIE MAE AND THE COMPANY, AND ALL AS AMENDED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME (COLLECTIVELY, THE “FANNIE MAE SERVICING CONTRACT”), WHICH RIGHTS INCLUDE, WITHOUT LIMITATION, THE RIGHT OF FANNIE MAE TO TERMINATE THE FANNIE MAE LENDER CONTRACT WITH OR WITHOUT CAUSE AND THE RIGHT TO SELL, OR HAVE TRANSFERRED, THE SERVICING RIGHTS AS THEREIN PROVIDED. THE HOLDER OF THE PARTICIPATION CERTIFICATE’S INTEREST IN THE EXCESS SPREAD SHALL EXIST ONLY AS LONG AS THE COMPANY’S FANNIE MAE LENDER CONTRACT HAS NOT BEEN TERMINATED.
[SIGNATURE FOLLOWS]
Exhibit B

IN WITNESS WHEREOF, the Company has caused this Participation Certificate to be duly executed.
LOANDEPOT.COM, LLC
By:
Authorized Officer/Authorized Signer
Address for Notices:
LOANDEPOT.COM, LLC
6561 Irvine Center Drive
Irvine, CA 92618
[***]
Phone Number: [***]
E-mail: [***]

With a copy to:
LOANDEPOT.COM, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: General Counsel
Email: [***]

Exhibit B

ASSIGNMENT AND ASSUMPTION
FOR VALUE RECEIVED, the undersigned Assignor hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of Assignee)
the Participation Interest evidenced by the within Participation Certificate and hereby authorize(s) the registration of transfer of such Participation Interest to the above named assignee on the Participation Certificate Register of the Company. The Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement.
I (we) further direct the issuance of a new certificate of a like percentage interest and class to the above named assignee and delivery of such certificate to the following address:

Dated: _______________

Signature by or on behalf of Assignor
ACCEPTANCE:
The undersigned Assignee hereby accepts and assumes all of the rights, interests and obligations of the Participation Interest holder under the Participation Agreement pursuant to which the participation interest transferred hereby was created. The undersigned Assignee hereby makes the representations and warranties contained in Section 5 of the Participation Agreement to the Company and to the Assignor.
Dated: _______________

Signature by or on behalf of Assignee
Exhibit B

DISTRIBUTION INSTRUCTIONS
Assignee should include the following for purposes of distribution of any proceeds of a Participation Interest:
Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to for the account of
    .
Distributions made by check (such check to be made payable to _______________)
and all applicable statements and notices should be mailed to

    .
This information is provided by __________________________, the assignee named above, or _____________________________________, as its agent.
Exhibit B

SCHEDULE I
TO PARTICIPATION CERTIFICATE

Schedule to be updated from time to time and identify the Mortgage Loans in the Portfolio

Schedule I to Exhibit B